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                                                                      EXHIBIT 10

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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our report dated March 21, 2000, as to The United States Life Insurance Company in the City of New York, in Post-Effective Amendment No. 1 to the Registration Statement (Form N-4, Nos. 333-63673 and 811-09007) of The United States Life Insurance Company in the City of New York.




                                         /s/ ERNST & YOUNG LLP
                                         ---------------------



New York, New York
April 26, 2000